UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

WHITE FOX VENTURES INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-178624	37-1640902
(STATE OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS NO.)

387 Park Avenue South, 5th Floor
New York, NY 10016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(646) 952-8847
(REGISTRANT’S TELEPHONE NUMBER)

Date of Report (Date of earliest event reported):
June 22nd, 2016

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION, BYLAWS; CHANGE IN FISCAL YEAR

On June 22nd, 2016, FINRA announced its final approval for the Company’s change of name to White Fox Ventures, Inc., as well as a 1:100 Reverse Stock Split and the Company’s new Ticker symbol, which will be “AWAW” after July 20th, 2016.

Item 9.01	EXHIBITS

  (d) Exhibits.

10.1           None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24th, 2016	By:	/s/ Shinsuke Nakano
Chief Executive Officer

	By:	/s/ Seth M. Shaw
Chief Financial Officer